EXHIBIT 10.37(c)

THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
This THIRD AMENDMENT (this “Amendment”), dated as of August 16, 2013, amends the Amended and Restated Loan Agreement, dated as of June 3, 2004 (as amended to date, the “AESOP I Finance Lease Loan Agreement”), between AESOP LEASING L.P., a Delaware limited partnership (“AESOP Leasing” or the “Borrower”), and AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC (formerly known as Cendant Rental Car Funding (AESOP) LLC), a Delaware limited liability company (“ABRCF” or the “Lender”). Unless otherwise specified herein, capitalized terms used herein shall have the meanings ascribed to such terms in (i) the Definitions List attached as Schedule I to the Second Amended and Restated Base Indenture, dated as of June 3, 2004 (as amended to date, the “Base Indenture”), between ABRCF, as issuer, and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The Bank of New York), as trustee (the “Trustee”), as such Definitions List may from time to time be amended in accordance with the terms of the Base Indenture, or (ii) the AESOP I Finance Lease Loan Agreement, as applicable.
W I T N E S S E T H:
WHEREAS, pursuant to Section 13.1 of the AESOP I Finance Lease Loan Agreement, the AESOP I Finance Lease Loan Agreement may be amended with an agreement in writing signed by the Lender and AESOP Leasing and consented to in writing by the Trustee;
WHEREAS, pursuant to Section 12.2 of the Base Indenture, the AESOP I Finance Lease Loan Agreement may be amended with the written consent of ABRCF, the Trustee, any applicable Enhancement Provider, and the Requisite Investors;
WHEREAS, the parties desire to amend the AESOP I Finance Lease Loan Agreement to (i) allow for a change in ownership of the Qualified Intermediary and (ii) subject to certain restrictions, allow the Certificates of Title relating to the Vehicles to be held at any titling service; and
WHEREAS, ABRCF has requested the Trustee, each applicable Enhancement Provider and the Requisite Investors to consent, and the Trustee, each applicable Enhancement Provider and the Requisite Investors have consented, to the amendment of certain provisions of the AESOP I Finance Lease Loan Agreement as set forth herein;
NOW, THEREFORE, it is agreed:
1.Section 7.2 of the AESOP I Finance Lease Loan Agreement is hereby amended by deleting clause (iii) of the second sentence thereof and inserting the following text in lieu thereof:
“(iii) any other titling service, acting as agent for the Administrator, so long as notice is provided to the Noteholders and the Rating Agency Consent Condition is satisfied with respect to the possession of the Certificates of Title by such titling service.”

2.Section 9.19 of the AESOP I Finance Lease Loan Agreement is hereby amended and restated in its entirety as follows:
“SECTION 9.19    Replacement of Intermediary. If at any time, the ultimate parent of the Intermediary does not have a short-term indebtedness rating of “P-1” from Moody’s and at least “A-1” from S&P and a long-term indebtedness rating of at least “A2” from Moody’s and at least “A” from S&P, AESOP Leasing shall, within thirty (30) days thereafter, (x) replace the Intermediary with a Person that is a bankruptcy-remote special purpose entity, all of the equity in which is owned either (1) by a Person that has a short-term indebtedness rating of “P-1” from Moody’s and at least “A-1” from S&P and a long-term indebtedness rating of at least “A2” from Moody’s and at least “A” from S&P or (2) directly and indirectly (to the extent any such indirect owner has a greater than 10% indirect ownership interest in the Intermediary) solely by Persons that are eligible to be debtors under the Bankruptcy Code and satisfy the Rating Agency Consent Condition with respect to such replacement or (y) satisfy the Rating Agency Consent Condition with respect to the Intermediary continuing as the Intermediary under the Master Exchange Agreement.”
3.This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the AESOP I Finance Lease Loan Agreement.
4.This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which each of the following has occurred: (i) each of the parties hereto shall have executed and delivered this Amendment to the Trustee, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment and (iii) the Requisite Investors, the Trustee, the Lender and, for any applicable Series of Notes, each applicable Enhancement Provider, shall have consented hereto.
5.From and after the Amendment Effective Date, all references to the AESOP I Finance Lease Loan Agreement shall be deemed to be references to the AESOP I Finance Lease Loan Agreement as amended hereby.
6.This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.
7.THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AESOP LEASING L.P.

By:	AESOP LEASING CORP., its general partner

By:	/s/ David Calabria
Name: David Calabria
Title: Vice President and Assistant Treasurer

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC

By:	/s/ David Calabria
Name: David Calabria
Title: Vice President, Assistant Secretary & Assistant Treasurer

Acknowledged and consented to:

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

By:	David H. Hill
Name: David H. Hill Title: Vice President